SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

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(Name of Person(s) Filing Proxy Statement)

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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

March 1, 2020

Dear Variable Annuity and Variable Life Contract Owners:

Shareholders of Global Trust and Mutual Shares Trust (each, a “Fund” and together, the “Funds”), each a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve a new subadvisory agreement between John Hancock Variable Trust Advisers LLC (formerly, John Hancock Investment Management Services, LLC) (the “Advisor”), and Manulife Investment Management (US) LLC (“MIM”) with respect to each Fund. In order for shareholders of each Fund to consider and vote on the proposals, a special joint meeting of shareholders (the “Meeting”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on April 14, 2020 at 10:00 a.m., Eastern Time. We encourage you to read the attached materials in their entirety.

The Board of Trustees of the Trust (the “Board”) approved the new subadvisory agreement and the appointment of MIM as each Fund’s new subadvisor at an in-person meeting held on December 10-12, 2019. If shareholders approve the proposals, MIM will replace Templeton Global Advisors Limited (“Templeton”) as the subadvisor to Global Trust and Franklin Mutual Advisers, LLC (“Franklin”) as the subadvisor to Mutual Shares Trust. The appointment of MIM and the new subadvisory agreement are more fully described in the enclosed Proxy Statement for your consideration.

Shareholders of each Fund are being asked to vote on and approve the new subadvisory agreement between the Advisor and MIM.

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) are invested in subaccounts of separate accounts established by these companies that are registered under the Investment Company Act of 1940 (“Registered Separate Accounts”), and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of February 16, 2020, the record date for the Meeting (the “Record Date”).

* * *

Enclosed you will find a Notice of Special Joint Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the applicable Fund as of the Record Date. The Proxy Statement provides background information and describes in detail each proposal to be voted on at the Meeting.

The Board has unanimously voted in favor of each proposal and recommends that you give voting instructions for their approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by April 13, 2020.

If you have any questions regarding the Meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	800-344-1029

—For John Hancock (U.S.A.) variable life contracts:	800-827-4546

—For John Hancock New York variable annuity contracts:	800-551-2078

—For John Hancock New York variable life contracts:	888-267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler Secretary John Hancock Variable Insurance Trust

2

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

OF GLOBAL TRUST AND MUTUAL SHARES TRUST

To the Shareholders of Global Trust and Mutual Shares Trust:

Notice is hereby given that a special joint meeting of shareholders (the “Meeting”) of Global Trust and Mutual Shares Trust (the “Funds”), each a series of John Hancock Variable Insurance Trust (the “Trust”), will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on April 14, 2020 at 10:00 a.m., Eastern Time. A Proxy Statement, which provides information about the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1	Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to Global Trust. (Only Shareholders of Global Trust will vote on this proposal.)

Proposal 2	Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to Mutual Shares Trust. (Only Shareholders of Mutual Shares Trust will vote on this proposal.)

Any other business that may properly come before the Meeting.

The Board of Trustees of the Trust recommends that shareholders vote FOR each Proposal.

Each shareholder of record at the close of business on February 16, 2020 is entitled to receive notice of and to vote at the Meeting.

Sincerely,

/s/ CHRISTOPHER SECHLER
Christopher Sechler
Secretary
John Hancock Variable Insurance Trust
March 1, 2020
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS OF

GLOBAL TRUST

MUTUAL SHARES TRUST

TO BE HELD ON APRIL 14, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “Trust”) of proxies to be used at a special joint meeting of shareholders of Global Trust and Mutual Shares Trust (each a “Fund”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on April 14, 2020 at 10:00 a.m., Eastern Time (the “Meeting”) for purposes of voting on each proposal summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated February 16, 2020 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record of each Fund at the close of business on February 16, 2020 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about March 1, 2020.

The Trust.    The Trust is a Massachusetts business trust that is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2019, the Trust offered 62 separate series. The Trust does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds. Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management.    John Hancock Variable Trust Advisers LLC, formerly John Hancock Investment Management Services, LLC (the “Advisor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as investment advisor to the Trust and each series of the Trust that has a subadvisor pursuant to an Amended and Restated Advisory Agreement with the Trust (the “Advisory Agreement”), dated September 26, 2008. Under the Advisory Agreement, the Advisor is responsible for, among other things, administering the business and affairs of each series and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the assets of the series pursuant to subadvisory agreements.

The Distributor.    John Hancock Distributors, LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the distributor to the Trust.

SUMMARY OF PROPOSALS

Proposal Number	Proposal	Shareholders of the Trust Voting on the Proposal

1	Approval of a new subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC with respect to Global Trust	Shareholders of Global Trust

2	Approval of a new subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC with respect to Mutual Shares Trust	Shareholders of Mutual Shares Trust

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, and certain entities affiliated with the insurance companies and those series of the Trust that operate as funds of funds and invest in other Trust funds. Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”). Each of John Hancock (U.S.A.), John Hancock New York and John Hancock Distributors, LLC, (“JH Distributors”), is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, shares of each Fund were legally owned by John Hancock (U.S.A.) and John Hancock New York (collectively, the “Insurance Companies”).

Each of the Insurance Companies holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act (“Registered Separate Accounts”) as well as unregistered separate accounts. An Insurance Company may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series.

Purchase payments and the earnings on such purchase payments under variable annuity or variable life contracts (“Contracts”) issued by John Hancock (U.S.A.) and John Hancock New York that are invested in Registered Separate Accounts established by John Hancock (U.S.A.) and John Hancock New York are invested in shares of one or more series of the Trust. Owners of Contracts

(“Contract Owners”) have the right to instruct these insurance companies, as appropriate, how the shares of Global Trust and Mutual Shares Trust attributable to the Contract Owner’s Contract are voted. The number of votes for which a Contract Owner may give instructions is determined as of the Record Date.

John Hancock (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Voting Procedures

The number of votes eligible to be cast at the Meeting with respect to a Fund, the percentage ownership of the outstanding shares of a Fund by each of the Insurance Companies and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or Contract Owner upon request. To obtain a report, please contact the Trust by calling 800-344-1029 or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

Proxies and voting instructions from Contract Owners may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new proxy or a new voting instructions form, as applicable, in each case if received by the Trust by April 13, 2020. Proxies may also be revoked by attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of a Proposal.

Quorum; Definition of a Majority of Outstanding Voting Securities    Shareholders of record at the close of business on February 16, 2020, the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of each Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of the applicable Fund is required to approve a Proposal. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of a Fund.

Shareholders are entitled to one vote for each share of Series I, Series II and Series NAV held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more Proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the applicable Fund cast at the Meeting, and any adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by Contract Owners participating in Registered Separate Accounts for which voting instructions are not timely received will nevertheless be voted in proportion to the timely instructions received from Contract Owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the Meeting. Because Registered Separate Accounts hold over 30% of each Fund’s shares, the presence of a quorum is assured.

Abstentions.    Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

Cost of Preparation and Distribution of Proxy Materials.    The cost of the preparation and distribution of these proxy materials will be borne entirely by each Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Advisor and its agents or affiliates, personally or by telephone.

Portfolio Voting.    Shares of each Fund will be voted in the aggregate and not by class of shares with respect to the applicable Proposal.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of each Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to Contract Owners of variable contracts participating in Registered Separate Accounts that hold shares of each Fund to be voted at the Meeting, and will solicit voting instructions from those Contract Owners.

Each Insurance Company will vote shares of a Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from Contract Owners, in accordance with such instructions or if no instruction is made, “for” each Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the timely instructions received from Contract Owners participating in all its Registered Separate Accounts. The Insurance Companies will vote shares of a Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the Insurance Companies from Contract Owners participating in all their Registered Separate Accounts. The effect of proportional voting as described above is that a small number of Contract Owners can determine the outcome of the voting.

Proposal 1

APPROVAL OF NEW SUBADVISORY AGREEMENT

BETWEEN THE ADVISOR AND MANULIFE INVESTMENT MANAGEMENT (US) LLC

(“MIM”) WITH RESPECT TO GLOBAL TRUST

At its in-person meeting held on December 10-12, 2019, the Board, including all the Independent Trustees, approved entering into a new subadvisory agreement for Global Trust between the Advisor and MIM (the “MIM Subadvisory Agreement”). Shareholders of Global Trust are being asked to approve the MIM Subadvisory Agreement.

The Board approved the appointment of MIM as the new subadvisor to Global Trust and the MIM Subadvisory Agreement, subject to shareholder approval. If shareholders approve the proposal, MIM will replace Templeton Global Advisors Limited (“Templeton”) as the subadvisor for the Fund effective April 27, 2020.

The Board is recommending that shareholders vote in favor of the proposal because MIM currently manages a fund, Global Equity Fund, a series of John Hancock Funds II (“Global Equity Fund”), with similar investment strategies to those approved by the Board to be effective for Global Trust upon the commencement of the management of Global Trust by MIM; has extensive experience and demonstrated skills as a manager of global equity funds, and may be expected to provide a high quality of investment management services and personnel to Global Trust; because the Board is generally satisfied with MIM’s management of Global Equity Fund; because the subadvisory fee paid to MIM to manage Global Trust would be equal to or lower at all asset levels than the subadvisory fee currently paid to Templeton to manage Global Trust; and because there will be a decrease in the advisory fee paid to the Advisor by Global Trust at all asset levels if the proposal is approved by shareholders.

The current subadvisory agreement provides for a subadvisory fee paid by the Advisor, not Global Trust, to Templeton at an annual percentage of Global Trust’s Aggregate Net Assets in accordance with the schedule below. If the proposal is approved, the subadvisory fee paid to MIM will be equal to or lower at all asset levels than the subadvisory fee paid to Templeton.

Global Trust
Current Fee Schedule (Templeton)	New Proposed Fee Schedule (MIM)

0.500% — first $150 million of Aggregate Net Assets

0.450% — next $150 million of Aggregate Net Assets

0.350% — Excess over $300 million of Aggregate Net Assets *

*   When Aggregate Net Assets exceed $300 million, the subadvisory fee rate is 0.350% on all net assets of the Fund. The term Aggregate Net Assets includes the net assets of the Fund, Mutual Shares Trust, JHVIT Disciplined Value International Trust (formerly, JHVIT International Value Trust), and JHF II International Value Fund.

0.350% — first $1 billion of Aggregate Net Assets

0.340% — Excess $1 billion of Aggregate Net Assets

The term Aggregate Net Assets include the net assets of Global Trust, Mutual Shares Trust, and JHF II Global Equity Fund.

If the Proposal is approved, the subadvisory fee paid to MIM will be equal to or lower at all asset levels than the subadvisory fee paid to Templeton.

The following table sets forth for the fiscal year ended December 31, 2019: (1) the aggregate amount of subadvisory fees paid by the Advisor to Templeton; (2) the pro forma aggregate amount of subadvisory fees that the Advisor would have paid to MIM if the MIM Subadvisory Agreement had been in effect; and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Subadvisory Fees Paid Under Current Fee Schedule	(2) Subadvisory Fees Payable Under New Proposed Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$663,061	$661,911	-0.17%

The following table sets forth for the fiscal year ended December 31, 2019: (1) the actual subadvisory fee rate paid by the Advisor to Templeton; and (2) the pro forma subadvisory fee rate that the Advisor would have paid to MIM if the MIM Subadvisory Agreement been in effect, in each case stated as a percentage of average net assets.

Subadvisory Fees
Under Current Fee Schedule	Under New Proposed Fee Schedule (pro forma)
0.350%	0.349%

If Proposal 1 is approved by shareholders, there would be a decrease in Global Trust’s advisory fees and a decrease in subadvisory fees at certain asset levels, but there will be no change in services provided to Global Trust by the Advisor or the subadvisor. The Board’s considerations in approving the MIM Subadvisory Agreement are described below under “Evaluation by the Board of Trustees.”

Pursuant to an order from the Securities and Exchange Commission (“SEC”) upon which the Trust relies, the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisors that are not affiliates of the Advisor (other than by reason of serving as a subadvisor to a series of the Trust), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisors, without shareholder approval (the “Manager of Managers Order”). However, because the Advisor and MIM are both indirect, wholly owned subsidiaries of MFC, MIM is an affiliate of the Advisor. As a result, shareholders are being asked to approve the MIM Subadvisory Agreement.

MIM and the MIM Subadvisory Agreement

MIM.    MIM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

MIM currently serves as the sole subadvisor or a co-subadvisor to 20 series of the Trust. It is proposed that MIM replace Templeton as Global Trust’s subadvisor. A copy of the MIM Subadvisory Agreement is included in Appendix B to this Proxy Statement for your reference. Appendix C to this Proxy Statement contains additional information regarding MIM.

The MIM Subadvisory Agreement.    Under the MIM Subadvisory Agreement, MIM would be responsible, subject to the direction and control of the Trustees, for managing Global Trust’s investments and determining the composition of Global Trust’s assets. The MIM Subadvisory Agreement also provides that MIM will: (1) furnish all necessary investment management and administrative facilities, at MIM’s expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable, recognizing that while MIM at all times will seek best execution, MIM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide MIM with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to Global Trust as are required of an investment advisor to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, and the rules thereunder; and (4) vote proxies relating to Global Trust’s investment securities.

The MIM Subadvisory Agreement also provides that MIM may in certain instances, but is not obligated to, aggregate securities purchase or sale orders among its clients in an effort to obtain a more favorable price or lower brokerage commission and efficient execution. In instances where securities transactions are aggregated, MIM will allocate the securities so purchased or sold, as well as the expenses incurred in the attendant transaction, in the manner MIM considers to be the most equitable and consistent with its fiduciary obligations to Global Trust and its other clients.

The MIM Subadvisory Agreement provides that MIM and any of its directors, officers, or employees will not be liable to the Advisor or the Trust for any error of judgment or mistake of law or for any loss suffered by the Advisor or Trust in connection with the matters to which the proposed subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, MIM’s duties as subadvisor or the duties of any of its directors.

The MIM Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of Global Trust, on sixty days’ written notice to the Advisor and MIM, or by the Advisor or MIM on sixty days’ written notice to the Trust and the other party. The MIM Subadvisory Agreement will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act or in the event the Advisory Agreement terminates for any reason.

If approved by Global Trust’s shareholders, the MIM Subadvisory Agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the MIM Subadvisory Agreement will continue in effect if continuance is approved at least annually by a vote of Global Trust’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the vote of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

The form of MIM Subadvisory Agreement is set forth in Appendix B to this Proxy Statement.

Comparison Between the Templeton Subadvisory Agreement and the MIM Subadvisory Agreement

The current subadvisory agreement with Templeton (the “Templeton Subadvisory Agreement”) and the MIM Subadvisory Agreement are substantially similar. Under both agreements, except as described below, the subadvisors have the same duties. The principal differences are described below. The Templeton Subadvisory Agreement was most recently reviewed and approved by the Board at in-person meetings held on May 29-30, 2019 and June 24-26, 2019 and was initially approved by the Board at an in-person meeting held on December 9, 2003. The Templeton Subadvisory Agreement was not approved by shareholders of Global Trust since Templeton was approved as subadviser to the Fund pursuant to the Manager of Managers Order.

Fees.    The fee rates provided for in the MIM Subadvisory Agreement are equal to or lower at all asset levels than those provided in the Templeton Subadvisory Agreement and are set forth above. The Advisor, and not Global Trust, pays the subadvisory fees to the subadvisor.

Sub-subadvisory Agreement.    Templeton has entered into a sub-subadvisory agreement with its affiliate, Templeton Investment Counsel, LLC (“TIC”) dated September 20, 2019 (the “TIC Agreement”), pursuant to which Templeton has delegated to TIC its day-to-day responsibilities in managing the assets of Global Trust. Templeton remains responsible for all of TIC’s activities in performing these services. The TIC Agreement will terminate upon the termination of the Templeton Subadvisory Agreement.

Proxy Voting.    The MIM Subadvisory Agreement provides that the subadvisor shall vote all proxies it receives in connection with securities held by Global Trust. The Templeton Subadvisory Agreement similarly provides that the subadvisor will make decisions on proxy voting unless such decisions are expressly reserved to the Board or a named fiduciary of the Trust. The Templeton Subadvisory Agreement also provides that the subadvisor may send a proxy to an independent third party proxy voting service in the event of a conflict of interest.

Supplemental Arrangements.    The MIM Subadvisory Agreement provides that MIM may enter into arrangements with affiliated persons to better enable it to fulfill its obligations under the MIM Subadvisory Agreement for the provision of certain personnel and facilities. The Templeton Subadvisory Agreement does not prohibit Templeton from engaging with affiliated persons but is silent on this practice.

Litigation Involving Portfolio Securities.    The Templeton Subadvisory Agreement provides that Templeton is not required to take action with respect to lawsuits involving securities held in Global Trust but may take such action with the consent of the Advisor. If the Advisor does not consent to such litigation, the Advisor agrees to hold Templeton harmless for excluding Global Trust from such action and agrees to indemnify Templeton against any claims Global Trust may have against Templeton resulting from Global Trust’s exclusion. The MIM Subadvisory Agreement does not have such a provision. The MIM Subadvisory Agreement is silent on this point, but MIM would, nevertheless, seek the consent of the Advisor to take action with respect to lawsuits involving securities held by Global Trust but the

Advisor is not required to hold MIM harmless for excluding Global Trust from such action or to indemnify MIM against any claims Global Trust may have against MIM resulting from Global Trust’s exclusion.

Principal Investment Strategy Changes

In connection with the proposed appointment of MIM as subadvisor to Global Trust, the Board approved changing the principal investment strategies of Global Trust. The changes to Global Trust’s principal investment strategies do not require shareholder approval. The changes to Global Trust’s investment strategies are expected to occur upon the commencement of MIM’s management of Global Trust.

Evaluation by the Board of Trustees

At an in-person Board meeting held on December 10-12, 2019, the Advisor recommended to the Board that the Fund’s subadvisor, Templeton, be replaced with MIM. MIM is an affiliate of the Advisor and MFC is the indirect controlling parent company of MIM. The Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, MIM, or JH Distributors (the “Independent Trustees”), approved the appointment of MIM as the new subadvisor to the Fund and the new MIM Subadvisory Agreement at its in-person meeting held on December 10-12, 2019.

In considering the approval of the proposed subadvisory agreement with MIM, the Board took into account its consideration of the factors it considered with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meetings held on May 29-30, 2019 and June 24-26, 2019, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed subadvisory agreement, including the potential benefits that Global Trust, and its shareholders and contract owners, may realize through having a new subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with MIM, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the MIM Subadvisory Agreement. The factors considered by the Board with respect to Global Trust were:

(1)	the nature, extent and quality of the services to be provided by MIM to the Fund;

(2)	the investment performance of the Fund and MIM;

(3)	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4)	the anticipated impact on the profitability of the Advisor and its affiliates as a result of the proposed subadvisor change; and

(5)	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed:

(1)	information relating to MIM’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Fund and the performance of other John Hancock funds managed by MIM including Global Equity Fund;

(3)

the subadvisory fee for the Fund, including any breakpoints determined by the aggregate net assets of the Fund, Mutual Shares Trust and Global Equity Fund, each of which is also managed by MIM or proposed to be managed by MIM;

(4)	information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the Fund following the proposed subadvisor change; and

(5)	information regarding any potential conflicts of interest the Advisor might have in connection with the MIM Subadvisory Agreement.

The Board’s decision to approve the proposed subadvisory agreement with MIM was based on a number of determinations, including the following:

(1)

MIM currently manages Global Equity Fund and has extensive experience and demonstrated skills as a manager with respect to global equity funds and may be expected to provide a high quality of investment management services and personnel to Global Trust;

(2)	The Board is generally satisfied with MIM’s management of a similar fund, Global Equity Fund, which had stronger performance than Global Trust on both absolute and risk adjusted bases since inception;

(3)	The MIM subadvisory fee rates to manage the Fund would be equal to or lower at all asset levels than the subadvisory fee rates charged by Templeton to manage Global Trust; and

(4)	The advisory fee rate paid to the Advisor for Global Trust will decrease at all asset levels if the MIM Subadvisory Agreement is approved by shareholders.

Additional Information

For additional information about the proposed MIM Subadvisory Agreement and MIM, see Appendix B and Appendix C, respectively, to this Proxy Statement. For additional information regarding payments to affiliates of the Advisor and MIM, see Appendix C to this Proxy Statement.

Required Vote

Approval of the MIM Subadvisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of Global Trust. If the required shareholder approval is not obtained, the current Templeton Subadvisory Agreement will remain in effect and there will be no change in subadvisor pending the approval of a new subadvisory agreement or other definitive action.

THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF GLOBAL TRUST VOTE “FOR” PROPOSAL 1.

Proposal 2

APPROVAL OF NEW SUBADVISORY AGREEMENT

BETWEEN THE ADVISOR AND MANULIFE INVESTMENT MANAGEMENT (US) LLC

(“MIM”) WITH RESPECT TO MUTUAL SHARES TRUST

At its in-person meeting held on December 10-12, 2019, the Board, including all the Independent Trustees, approved entering into a new subadvisory agreement for Mutual Shares Trust between the Advisor and MIM (the “MIM Subadvisory Agreement”). Shareholders of Mutual Shares Trust are being asked to approve the MIM Subadvisory Agreement.

The Board approved the appointment of MIM as the new subadvisor to Mutual Shares Trust and the MIM Subadvisory Agreement, subject to shareholder approval. If shareholders approve the proposal, MIM will replace Franklin Mutual Advisers, LLC (“Franklin”) as the subadvisor for the Fund effective April 27, 2020.

The Board is recommending that shareholders vote in favor of the proposal because MIM currently manages a fund, Global Equity Fund, a series of John Hancock Funds II (“Global Equity Fund”), with similar investment strategies to those approved by the Board to be effective for Mutual Shares Trust upon the commencement of the management of Mutual Shares Trust by MIM; has extensive experience and demonstrated skills as a manager of global equity funds, and may be expected to provide a high quality of investment management services and personnel to Mutual Shares Trust; because the Board is generally satisfied with MIM’s management of Global Equity Fund; because the subadvisory fee paid to MIM to manage Mutual Shares Trust would be lower at all asset levels than the subadvisory fee currently paid to Franklin to manage Mutual Shares Trust; and because there will be a decrease in the advisory fee paid to the Advisor by Mutual Shares Trust at all asset levels if the proposal is approved by shareholders.

The current subadvisory agreement provides for a subadvisory fee paid by the Advisor, not Mutual Shares Trust, to Franklin at an annual percentage of Mutual Shares Trust’s Aggregate Net Assets in accordance with the schedule below. If the proposal is approved, the subadvisory fee paid to MIM will be lower at all asset levels.

Mutual Shares Trust

Current Fee Schedule (Franklin)	New Proposed Fee Schedule (MIM)
0.510% — first $750 million of Aggregate Net Assets	0.350% — first $1 billion of Aggregate Net Assets
0.470% — Excess over $750 million of Aggregate Net Assets*	0.340% — Excess over $1 billion of Aggregate Net Assets
* When Aggregate Net Assets exceed $750 million on any day, the subadvisory fee rate is 0.470% on all net assets of the Fund.	Aggregate Net Assets include the net assets of Mutual Shares Trust, Global Trust, and JHF II Global Equity Fund.

If the Proposal is approved, the subadvisory fee paid to MIM will be lower at all asset levels than the subadvisory fee paid to Franklin.

The following table sets forth for the fiscal year ended December 31, 2019: (1) the aggregate amount of subadvisory fees paid by the Advisor to Franklin; (2) the pro forma aggregate amount of subadvisory fees that the Advisor would have paid to MIM if the MIM Subadvisory Agreement had been in effect; and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Subadvisory Fees Paid Under Current Fee Schedule	(2) Subadvisory Fees Payable Under New Proposed Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$773,636	$530,006	-31.49%

The following table sets forth for the fiscal year ended December 31, 2019: (1) the actual subadvisory fee rate paid by the Advisor to Franklin; and (2) the pro forma subadvisory fee rate that the Advisor would have paid to MIM if the MIM Subadvisory Agreement been in effect, in each case stated as a percentage of average net assets.

Subadvisory Fees
Under Current Fee Schedule	Under New Proposed Fee Schedule (pro forma)
0.510%	0.349%

If Proposal 2 is approved by shareholders, there would be a decrease in Mutual Shares Trust’s advisory fees and subadvisory fees, but there will be no change in services provided to Mutual Shares Trust by the Advisor or the subadvisor. The Board’s considerations in approving the MIM Subadvisory Agreement are described below under “Evaluation by the Board of Trustees.”

Pursuant to an order from the SEC upon which the Trust relies, the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisors that are not affiliates of the Advisor (other than by reason of serving as a subadvisor to a series of the Trust), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisors, without shareholder approval. However, because the Advisor and MIM are both indirect, wholly owned subsidiaries of MFC, MIM is an affiliate of the Advisor. As a result, shareholders are being asked to approve the MIM Subadvisory Agreement.

MIM and the MIM Subadvisory Agreement

MIM.    MIM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

MIM currently serves as the sole subadvisor or a co-subadvisor to 20 series of the Trust. It is proposed that MIM replace Franklin as Mutual Shares Trust’s subadvisor. A copy of the MIM Subadvisory Agreement is included in Appendix B to this Proxy Statement for your reference. Appendix C to this Proxy Statement contains additional information regarding MIM.

The MIM Subadvisory Agreement.    Under the MIM Subadvisory Agreement, MIM would be responsible, subject to the direction and control of the Trustees, for managing Mutual Shares Trust’s investments and determining the composition of Mutual Shares Trust’s assets. The MIM Subadvisory Agreement also provides that MIM will: (1) furnish all necessary investment management and administrative facilities, at MIM’s expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable, recognizing that while MIM at all times will seek best execution, MIM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide MIM with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to Mutual Shares Trust as are required of an investment advisor to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, and the rules thereunder; and (4) vote proxies relating to Mutual Shares Trust’s investment securities.

The MIM Subadvisory Agreement also provides that MIM may in certain instances, but is not obligated to, aggregate securities purchase or sale orders among its clients in an effort to obtain a more favorable price or lower brokerage commission and efficient execution. In instances where securities transactions are aggregated, MIM will allocate the securities so purchased or sold, as well as the expenses incurred in the attendant transaction, in the manner MIM considers to be the most equitable and consistent with its fiduciary obligations to Mutual Shares Trust and its other clients.

The MIM Subadvisory Agreement provides that MIM and any of its directors, officers, or employees will not be liable to the Advisor or the Trust for any error of judgment or mistake of law or for any loss suffered by the Advisor or Trust in connection with the matters to which the proposed subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, MIM’s duties as subadvisor or the duties of any of its directors.

The MIM Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of Mutual Shares Trust, on sixty days’ written notice to the Advisor and MIM, or by the Advisor or MIM on sixty days’ written notice to the Trust and the other party. The MIM Subadvisory Agreement will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act or in the event the Advisory Agreement terminates for any reason.

If approved by Mutual Shares Trust’s shareholders, the MIM Subadvisory Agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the MIM Subadvisory Agreement will continue in effect if continuance is approved at least annually by a vote of Mutual Shares Trust’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the vote of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

The form of MIM Subadvisory Agreement is set forth in Appendix B to the Proxy Statement.

Comparison Between the Franklin Subadvisory Agreement and the MIM Subadvisory Agreement

The current subadvisory agreement with Franklin (the “Franklin Subadvisory Agreement”) and the MIM Subadvisory Agreement are substantially similar. Under both agreements, except as described below, the subadvisors have the same duties. The principal differences are described below. The Franklin Subadvisory Agreement was last submitted to a vote of the Fund’s shareholders for approval and was approved by the Fund’s sole initial shareholder on April 30, 2007 and was effective on that date. The Franklin Subadvisory Agreement was most recently reviewed and approved by the Board at in-person meetings held on May 29-30, 2019 and June 24-26, 2019.

Fees.    The fee rates provided for in the MIM Subadvisory Agreement are lower at all asset levels than those provided in the Franklin Subadvisory Agreement and are set forth above. The Advisor, and not Mutual Shares Trust, pays the subadvisory fees to the subadvisor.

Proxy Voting.    The MIM Subadvisory Agreement provides that the subadvisor shall vote all proxies it receives in connection with securities held by Mutual Shares Trust. The Franklin Subadvisory Agreement similarly provides that the subadvisor will make decisions on proxy voting unless such decisions are expressly reserved by the Advisor. However, the Franklin Subadvisory Agreement makes subadvisor’s obligation to vote proxies contingent on the receipt by subadvisor of proxies from Mutual Shares Trust’s custodian in a timely manner.

Supplemental Arrangements.    The MIM Subadvisory Agreement provides that MIM may enter into arrangements with affiliated persons to better enable it to fulfill its obligations under the MIM Subadvisory Agreement for the provision of certain personnel and facilities. The Franklin Subadvisory Agreement does not prohibit Franklin from engaging with affiliated persons but is silent on this practice.

Portfolio Expenses.    The Franklin Subadvisory Agreement provides that, in pursuing certain alternative investments, Franklin may incur certain Expenses (as defined below) on behalf of Mutual Shares Trust for which Mutual Shares Trust and not Franklin will be responsible. “Expenses” is defined as:

(i)	certain post investment decision, pre-acquisition due diligence expenses as part of the cost of acquisition of certain investment opportunities for Mutual Shares Trust; and

(ii)	certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of Mutual Shares Trust.

This provision is not in the MIM Subadvisory Agreement.

Principal Investment Strategy Changes

In connection with the proposed appointment of MIM as subadvisor to Mutual Shares Trust, the Board approved changing the name of Mutual Shares Trust to Global Equity Trust and changing the principal investment objective and strategies of Mutual Shares Trust. The changes to Mutual Shares Trust’s name, principal investment objective and principal investment strategies do not require shareholder approval. The changes to Mutual Shares Trust’s investment strategies are expected to occur upon the commencement of MIM’s management of Mutual Shares Trust.

Evaluation by the Board of Trustees

At an in-person Board meeting held on December 10-12, 2019, the Advisor recommended to the Board that the Fund’s subadvisor, Franklin, be replaced with MIM. MIM is an affiliate of the Advisor and MFC is the indirect controlling parent company of MIM. The Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, MIM, or JH Distributors (the “Independent Trustees”), approved the appointment of MIM as the new subadvisor to the Fund and the new MIM Subadvisory Agreement at its in-person meeting held on December 10-12, 2019.

In considering the approval of the proposed subadvisory agreement with MIM, the Board took into account its consideration of the factors it considered with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meetings held on May 29-30, 2019 and June 24-26, 2019, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed subadvisory agreement, including the potential benefits that Mutual Shares Trust, and its shareholders and contract owners, may realize through having a new subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with MIM, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the MIM Subadvisory Agreement. The factors considered by the Board with respect to Mutual Shares Trust were:

(1)	the nature, extent and quality of the services to be provided by MIM to the Fund;

(2)	the investment performance of the Fund and MIM;

(3)	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4)	the anticipated impact on the profitability of the Advisor and its affiliates as a result of the proposed subadvisor change; and

(5)	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed:

(1)	information relating to MIM’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Fund and the performance of other John Hancock funds managed by MIM including Global Equity Fund;

(3)

the subadvisory fee for the Fund, including any breakpoints determined by the aggregate net assets of the Fund, Global Trust and Global Equity Fund, each of which is also managed by MIM or proposed to be managed by MIM;

(4)	information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the Fund following the proposed subadvisor change; and

(5)	information regarding any potential conflicts of interest the Advisor might have in connection with the MIM Subadvisory Agreement.

The Board’s decision to approve the proposed subadvisory agreement with MIM was based on a number of determinations, including the following:

(1)

MIM currently manages Global Equity Fund and has extensive experience and demonstrated skills as a manager with respect to global equity funds and may be expected to provide a high quality of investment management services and personnel to Mutual Shares Trust;

(2)

The Board is generally satisfied with MIM’s management of a similar fund, Global Equity Fund, which had stronger performance than Mutual Shares Trust on both absolute and risk adjusted bases since inception;

(3)	The MIM subadvisory fee rates to manage the Fund would be lower at all asset levels than the subadvisory fee rates charged by Franklin to manage Mutual Shares Trust; and

(4)	The advisory fee rate paid to the Advisor for Mutual Shares Trust will decrease at all asset levels if the MIM Subadvisory Agreement is approved by shareholders.

Additional Information

For additional information about the proposed MIM Subadvisory Agreement and MIM, see Appendix B and Appendix C, respectively, to this Proxy Statement. For additional information regarding payments to affiliates of the Advisor and MIM, see Appendix C to this Proxy Statement.

Required Vote

Approval of the MIM Subadvisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of Mutual Shares Trust. If the required shareholder approval is not obtained, the current Franklin Subadvisory Agreement will remain in effect and there will be no change in subadvisor pending the approval of a new subadvisory agreement or other definitive action.

THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF MUTUAL SHARES TRUST VOTE “FOR” PROPOSAL 2.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

March 1, 2020

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

Appendix A

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. The following sets forth the principal holders of the shares of Global Trust and Mutual Shares Trust. Principal holders are those who own of record or are known by the Trust to own beneficially 5% or more of a series of a Fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and Series NAV shares of each Fund, as applicable, and the percentage ownership thereof by each of John Hancock (U.S.A.) and John Hancock New York are set forth below:

	Share Class	Number of Outstanding Shares	Number of Eligible Votes	Percentage of Shares Held by
Fund				JH USA	JH NY
Global Trust	Series I	5,608,566.33	5,608,566.33	95.03%	4.97%
	Series II	1,524,343.37	1,524,343.37	84.06%	15.94%
	Series NAV	2,145,601.03	2,145,601.03	97.07%	2.93%
Mutual Shares Trust	Series I	22,491,747.57	22,491,747.57	99.63%	0.37%

As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of each Fund.

A-1

Appendix B

SUBADVISORY AGREEMENT

Sovereign Asset Management LLC*

(*Manulife Investment Management (US) LLC was previously known as Sovereign Asset Management LLC)

AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC [now known as, John Hancock Variable Trust Advisers LLC], a Delaware limited liability company (the “Adviser”), and Sovereign Asset Management LLC, a Delaware limited liability company (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the “Trust”) (formerly, Manufacturers Investment Trust) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the “Portfolios”). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.

Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios’ registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

i.

obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

ii.

formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust’s registration statement, as amended;

iii.	take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

v.	provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b.

The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c.

The Subadviser will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Portfolios, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments. The Subadviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Subadviser will always seek the best possible price and execution in the circumstances in all transactions. Subject to the foregoing, the Subadviser is directed at all times to seek to execute transactions for the Portfolios in accordance with its trading policies, as disclosed by the Subadviser to the Portfolio from time to time, but in all cases subject to policies and practices established by the Portfolio and described in the Trust’s registration statement. Notwithstanding the foregoing, the Subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Trust’s registration statement, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser’s other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. [Section 2.c. was amended May 17, 2013]

d.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e.

The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the “Investment Company Act”) and Investment Advisers Act of 1940 (the “Investment Advisers Act”) and the rules thereunder.

g.	The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.	COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.	LIABILITY OF SUBADVISER

Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.	SUPPLEMENTAL ARRANGEMENTS

The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

7.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

8.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

10.	PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.

the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.

the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

11.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

12.	CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1)	other subadvisers to a Portfolio

2)	other subadvisers to a Trust portfolio

3)	other subadvisers to a portfolio under common control with the Portfolio

13.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Manufacturers Investment Trust” and subsequently, “John Hancock Trust”, refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC

By:

Sovereign Asset Management LLC

Name:
Title:

APPENDIX A

The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadviser Fee”):

Portfolio	First $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Mutual Shares Trust	0.350%	0.340%
Global Trust	0.350%	0.340%

*

The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)	Other Portfolio(s)

Mutual Shares Trust	Global Trust, Global Equity Fund, a series of John Hancock Funds II

Global Trust	Mutual Shares Trust, Global Equity Fund, a series of John Hancock Funds II

Appendix C

ADDITIONAL INFORMATION ABOUT MIM

ADDITIONAL INFORMATION ON PAYMENTS TO AFFILIATES

As described under Proposals 1 and 2, MIM is proposed to replace Templeton as subadvisor with respect to Global Trust and Franklin with respect to Mutual Shares Trust effective as of April 27, 2020, subject to shareholder approval. This Appendix supplements the information contained in the Proxy Statement about MIM.

Management and Control of MIM

MIM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”). JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The names and principal occupations of MIM’s principal executive officers and directors are set forth below. The address for each officer and director of MIM is 197 Clarendon Street, Boston, Massachusetts 02116.

Name	Position with MIM	Principal Occupation
Andrew Arnott	Director	President, John Hancock Investments. Mr. Arnott is President of John Hancock Variable Insurance Trust.
Christopher Conkey	Chief Investment Officer, President and Chief Executive Officer	Chief Investment Officer, President and Chief Executive Officer, MIM
Kenneth Damato	Chief Administrative Officer	Chief Administrative Officer, MIM
Carolyn Flanagan	Chief Legal Officer	Chief Legal Officer, MIM
Diane Landers	President and Chief Operating Officer	President and Chief Operating Officer, MIM
Jeffrey Nataupsky	Chief Financial Officer	Chief Financial Officer, MIM
Patricia Rosch	Director	Director, MIM
Paul Donahue	Chief Compliance Officer	Chief Compliance Officer, MIM
Todd Cassler	Director	Director, MIM

C-1

Other Funds Managed by MIM

MIM currently act as the subadvisor to Global Equity Fund, a series of John Hancock Funds II (the “Global Equity Fund”), which has an investment objective and investment policies similar to those of the Funds. The table below states the size of the Global Equity Fund as of December 31, 2019. The subadvisory fee schedule for the Global Equity Fund will be the same as the fee schedule for Global Trust and Mutual Shares Trust under the MIM Subadvisory Agreement upon the effectiveness of the MIM Subadvisory Agreement.

Net Assets of Global Equity Fund as of December 31, 2019

$41,837,569

Payments to Affiliates

The Advisor serves as the advisor to the Trust and to each Fund. For the fiscal year ended December 31, 2019, the Trust paid an aggregate advisory fee, after deduction of applicable expense caps and waivers, of $251,704,944 to the Advisor, with the Advisor retaining $179,213,625 after the payments to the subadvisors. Global Trust and Mutual Shares Trust paid the Advisor under the Advisory Agreement an advisory fee, after deduction of applicable expense caps and waivers, of $1,501,564 and $1,445,041, respectively, with the Advisor retaining $838,503 and $671,405 respectively, after payment of the subadvisory fees to Templeton and Franklin.

MIM also serves as subadviser to other funds of the Trust. For the fiscal year ended December 31, 2019, the Advisor paid an aggregate subadvisory fee, after deduction of applicable expense caps and waivers, of $33,222,675 to MIM.

John Hancock Distributors, LLC.    John Hancock Distributors, LLC, an indirect wholly-owned subsidiary of MFC, is the Trust’s distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). For the fiscal year ended December 31, 2019, the Trust paid aggregate Rule 12b-1 fees to John Hancock Distributors, LLC of $91,979,349, and Global Trust and Mutual Shares Trust paid Rule 12b-1 fees to John Hancock Distributors, LLC of $137,367 and $75,847, respectively.

For the fiscal year ended December 31, 2019, the Trust did not pay any brokerage commissions to an affiliated broker.

C-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

GLOBAL TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 200 Berkeley Street, Boston, Massachusetts 02116 at 10:00 a.m., Eastern Time, April 14, 2020, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 16, 2020. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 13, 2020 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 14, 2020.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the voting instructions form below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate box on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 1	Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to Global Trust. (Only shareholders of Global Trust will vote on this proposal.)	☐	☐	☐

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

MUTUAL SHARES TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 200 Berkeley Street, Boston, Massachusetts 02116 at 10:00 a.m., Eastern Time, April 14, 2020, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 16, 2020. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 13, 2020 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 14, 2020.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the voting instructions form below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the voting instruction form below at hand.

2)	Call 1-800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate box on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 1	Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to Mutual Shares Trust. (Only shareholders of Mutual Shares Trust will vote on this proposal.)	☐	☐	☐

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date

PROXY	GLOBAL TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK VARIABLE INSURANCE TRUST	PROXY

The undersigned revoking previous proxies, hereby appoint(s) Charles Rizzo, John Danello, Christopher (Kit) Sechler, Nick Kolokithas, Kinga Kapuscinski, Harsha Pulluru, Sarah Coutu, Tom Dee and Betsy Anne Seel, with full power of substitution in each, to vote all the shares of beneficial interest of Global Trust (“the Fund”), a series of John Hancock Variable Insurance Trust (“JHVIT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHVIT (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Tuesday, April 14, 2020, at 10:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 1, 2020, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement.

VOTE VIA THE INTERNET: N/A VOTE VIA THE TELEPHONE: N/A
VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly in the enclosed envelope.

999 9999 9999 999

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:
Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to Global Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 14, 2020

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

[                    ]

PROXY	MUTUAL SHARES TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF JOHN HANCOCK VARIABLE INSURANCE TRUST	PROXY

The undersigned revoking previous proxies, hereby appoint(s) Charles Rizzo, John Danello, Christopher (Kit) Sechler, Nick Kolokithas, Kinga Kapuscinski, Harsha Pulluru, Sarah Coutu, Tom Dee and Betsy Anne Seel, with full power of substitution in each, to vote all the shares of beneficial interest of Mutual Shares Trust (“the Fund”), a series of John Hancock Variable Insurance Trust (“JHVIT”) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of JHVIT (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on Tuesday, April 14, 2020, at 10:00 a.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 1, 2020, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement.

VOTE VIA THE INTERNET: N/A VOTE VIA THE TELEPHONE: N/A
VOTE VIA MAIL: Vote, date and sign this proxy card and return it promptly in the enclosed envelope.

999 9999 9999 999

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to the Mutual Shares Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 14, 2020

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

[                    ]